GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A Shares, Class B Shares, Class C Shares, Class R Shares,
Class IR Shares, Service Shares and Institutional Shares of the

Goldman Sachs High Yield Fund
(the “Fund”)

Supplement dated May 8, 2009 to the
Prospectuses dated July 29, 2008

The following replaces the “Fund Managers” section in the “Service Providers — Fund Managers” section of each of the Prospectuses solely as it relates to the Fund:

     FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.
■	The team manages approximately $229.6 billion in municipal and taxable fixed income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jonathan Beinner Managing Director and Co-Head GSAM Fixed Income	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of GSAM Fixed Income in 2002.

Tom Kenny Managing Director and Co-Head GSAM Fixed Income	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of GSAM Fixed Income in 2002.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Gregg Felton Managing Director and Head of GSAM Global Corporate Credit	Senior Portfolio Manager— High Yield	Since 2009	Mr. Felton joined the Investment Adviser in 2006 as Chief Investment Officer for Liberty Harbor. Prior to joining the firm, Mr. Felton was the portfolio manager for the Global Investment Group and a partner at Amaranth Advisors. Before joining Amaranth, he was a vice president at Chase Manhattan Bank.

Rob Cignarella Vice President and Co-Head of High Yield & Bank Loans	Senior Portfolio Manager— High Yield	Since 2003	Mr. Cignarella joined the Investment Adviser in 1998 as a high yield credit research analyst. Prior to his current position he worked in investment banking at Salomon Brothers.

Rachel C. Golder Managing Director and Co-Head of High Yield & Bank Loans; Co-Head of Global Credit Research	Senior Portfolio Manager— High Yield	Since 2009	Ms. Golder joined the Investment Adviser in 1997 as a founder of GSAM’s High Yield team. Before joining GSAM, she spent six years at Saudi International Bank as a high yield credit analyst and portfolio manager, focused on the media, telecommunications, healthcare, chemicals and packaging industries.

Roberta M. Goss Managing Director and Co-Head High Yield & Bank Loans	Senior Portfolio Manager— High Yield	Since 2009	Ms. Goss joined the Investment Adviser in 2003 as a member of the High Yield team. In 2004 she became the Head of Bank Loans. Before joining the Investment Adviser, she spent six years at Goldman, Sachs & Co. as a sell-side high yield research analyst with senior global coverage responsibility for the cable, satellite, media and wireless industries. In 1991, Roberta joined Saudi International Bank where she spent five years as a high yield credit analyst and portfolio manager.

Diana Gordon, Ph.D Vice President	Portfolio Manager— High Yield	Since 2001	Ms. Gordon joined the Investment Adviser in 1999 covering the high yield technology and communications sectors in addition to trading. Before joining the Investment Adviser, she was a high yield portfolio manager at Saudi International Bank.

Jonathan Beinner serves as the Chief Investment Officer for GSAM Fixed Income. Alongside Tom Kenny, he Co-Heads GSAM Fixed Income and is responsible for high-level decisions pertaining to portfolios across multiple strategies. GSAM Fixed Income is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

HYMPMSTK 05-09
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